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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 14, 1999

                        Millennium Pharmaceuticals, Inc.
             (exact name of registrant as specified in its charter)

          Delaware               000-28494               04-3177038
      (State or other      (Commission File No.)       (IRS Employer
      jurisdiction of                              Identification Number)
       incorporation)

    75 Sidney Street, Cambridge, Massachusetts             02139
     (Address of principal executive offices)            (zip code)

                                 (617) 679-7000
              (Registrant's Telephone Number, including Area Code)

                                 With a copy to:

                             David E. Redlick, Esq.
                             Jeffrey A. Stein, Esq.
                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109
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Item 1. Changes in Control of Registrant

      Not applicable.

Item 2. Acquisition or Disposition of Assets

      Not applicable.

Item 3. Bankruptcy or Receivership

      Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

      Not applicable.

Item 5. Other Events

      On October 14, 1999, Millennium Pharmaceuticals, Inc. ("Millennium") entered into an Agreement and Plan of Merger pursuant to which Millennium BioTherapeutics, Inc. ("MBio") would be merged with and into Millennium (the "Merger"). Each share of Class B Common Stock of MBio will, upon consummation of the Merger, be converted into a number of shares of common stock of Millennium ("Millennium Common Stock") equal to the average of (i) $15.00 divided by $62.536 and (ii) the quotient of $15.00 divided by the average of the last recorded sale prices per share of Millennium Common Stock on the Nasdaq National Market over the twenty consecutive trading days ending on the second trading day prior to the Effective Date of the Merger. The Effective Date of the Merger is expected to be the twentieth business day following the mailing of a prospectus to the holders of Class B Common Stock of MBio.

      On October 14, 1999, Millennium also entered into a Share Exchange Agreement with Eli Lilly and Company ("Lilly"). Lilly received 360,198 shares of Millennium Common Stock for each share of Series B Convertible Preferred Stock owned by it. Millennium agreed to register the shares issued to Lilly on Form S-3. The number of shares issued to Lilly will be adjusted, upward or downward, based on the closing price of Millennium Common Stock over the five consecutive trading days ending on the first trading day prior to the effectiveness of the Form S-3 resale Registration Statement.

      On October 14, 1999, Millennium issued a press release (which is attached hereto as an Exhibit) relating to the transactions described above.

      On October 14, 1999, Millennium issued a press release (which is attached hereto as an Exhibit) announcing that it had signed an Agreement and Plan of Merger with LeukoSite, Inc. and ANM, Inc., a wholly owned subsidiary of Millennium (the "LeukoSite Merger Agreement"), pursuant to which LeukoSite, Inc. will become a wholly owned subsidiary of Millennium.

Item 6. Resignation of Registrant's Directors

      Not applicable.

Item 7. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

                                       2
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      (c)   Exhibits.

              Item 601(a)
              of Regulation S-K

              Exhibit No.   Description
              -----------   ---------------------------
              99.1          Press release announcing Millennium's purchase of
                            shares in Millennium BioTherapeutics, Inc., dated
                            October 14, 1999.

              99.2 Press release announcing the signing of the LeukoSite Merger Agreement, dated October 14, 1999.

              99.3 Agreement and Plan of Merger, dated October 14, 1999, by and among Millennium, ANM, Inc. and LeukoSite, Inc.

Item 8. Change in Fiscal Year

      Not applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S

      Not applicable.


                                       3
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MILLENNIUM PHARMACEUTICALS, INC.
                                  (Registrant)


Dated: October 20, 1999           By: /s/ Kevin Starr
                                      ------------------------
                                      Name: Kevin Starr
                                      Title: Chief Financial Officer


                                       4
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                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   ------------------------

99.1 Press release announcing Millennium's purchase of shares in Millennium BioTherapeutics, Inc., dated October 14, 1999.

99.2 Press release announcing the signing of the LeukoSite Merger Agreement, dated October 14, 1999.

99.3 Agreement and Plan of Merger, dated October 14, 1999, by and among Millennium, ANM, Inc. and LeukoSite, Inc.